UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2025, BrightSpire Capital, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected the six persons listed below as directors of the Company, each to serve until the Company’s 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified; (ii) approved in an advisory vote the compensation paid to the Company’s named executive officers as of December 31, 2024; (iii) on an advisory basis, recommended that the frequency of future advisory stockholder votes on executive compensation should occur “Every Year”; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting:

Proposal 1 — Election of Directors

The following persons comprising the entire Board of Directors of the Company were duly elected as directors of the Company to serve until the Company’s 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, by the following vote:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Catherine D. Rice	66,222,121	1,223,322	11,164,789	22,998,482
Kim S. Diamond	76,562,800	1,890,652	156,780	22,998,482
Catherine Long	76,283,867	2,168,995	157,370	22,998,482
Vernon B. Schwartz	77,206,718	1,225,783	177,731	22,998,482
John E. Westerfield	75,904,033	2,532,010	174,189	22,998,482
Michael J. Mazzei	77,908,037	526,116	176,079	22,998,482

Proposal 2 — Approval (on an advisory, non-binding basis) of Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2024 as described in the Compensation Discussion and Analysis and executive compensation tables of the proxy statement for the Annual Meeting. The table below sets forth the voting results for this proposal:

For	Against	Abstentions	Broker Non-Votes
75,977,371	1,933,147	699,714	22,998,482

Proposal 3 — Recommendation (on an advisory, non-binding basis) on the Frequency of the Advisory Vote Related to the Compensation of the Company’s Named Executive Officers

In accordance with the stockholder voting results in which “Every Year” received the highest number of votes cast on the frequency proposal, the Company’s Board of Directors has determined that future stockholder non-binding advisory votes on executive compensation will occur every year. Accordingly, the Company will include a non-binding advisory vote on executive compensation every year in its future proxy materials until the next stockholder vote on the frequency of such votes, which will be no later than the Company’s 2031 Annual Meeting of Stockholders. The table below sets forth the voting results for this proposal:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
76,826,569	433,191	1,010,494	339,978	22,998,482

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following vote:

For	Against	Abstentions
100,804,112	664,783	139,819

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel and Secretary